FRANKLIN RESOURCES, INC. Q3 2018 Executive Quarterly Earnings Commentary Exhibit 99.2 Highlights • Investment performance improved as several of our flagship products outperformed over the quarter and year-to-date periods, leading to Greg Johnson stronger longer-term performance. Chairman of the Board Chief Executive Officer • Several of our U.S. and international growth funds continue to generate very strong performance, outperforming over multiple time periods. • Strengthening U.S. equity sales rose to its highest level since the third quarter of 2015. Kenneth A. Lewis • Diluted earnings per share of $0.75 was up 3% from the same quarter Executive Vice President Chief Financial Officer a year ago despite lower assets under management and revenues. • Retail redemptions were down about 10% with the improvement coming from both the U.S. and international sales regions. • Repurchased 13 million shares, at a total cost of $446 million, driving a 2.3% net reduction in shares outstanding. • Retired $350 million of long-term debt due in 2020 with a coupon of Contents Page(s) 4.625%. 2 Investment Performance Assets Under 3-5 Conference Call Details: Management and Flows Johnson and Lewis will lead a live teleconference today at 11:00 a.m. Eastern Time to answer questions of a material nature. Access to the Flows by Investment 6-8 teleconference will be available via investors.franklinresources.com or by Objective dialing (877) 407-8293 in the U.S. and Canada or (201) 689-8349 Financial Results 9 internationally. A replay of the teleconference can also be accessed by calling (877) 660-6853 in the U.S. and Canada or (201) 612-7415 Operating Revenues and 9-10 internationally using access code 13678488, after 2:00 p.m. Eastern Expenses Time on July 27, 2018 through August 27, 2018. Other Income 11 Analysts and investors are encouraged to review the Company’s recent filings with the U.S. Securities and Exchange Commission and to contact Capital Management 12-13 Investor Relations at (650) 312-4091 before the live teleconference for Appendix 14-15 any clarifications or questions related to the earnings release or written commentary.

Greg Johnson, Chairman and CEO
Q3 2018 Executive Commentary
Unaudited

Investment Performance

Peer Group Comparison[1,2]

	% of AUM in Top Two Peer Group Quartiles			
as of June 30, 2018	1-Year	3-Year	5-Year	10-Year
Equity				
Global/international	26%	23%	36%	47%
United States	44%	61%	43%	74%
Total equity	33%	38%	39%	59%
Multi-Asset/Balanced	16%	90%	10%	95%
Fixed Income				
Tax-free	14%	41%	39%	74%
Taxable				
Global/international	4%	15%	65%	87%
United States	6%	16%	17%	25%
Total fixed income	7%	24%	48%	72%

Given the hundreds of investment strategies we offer globally, we replaced the aggregate data previously illustrated in this commentary with the more comprehensive disclosure from our Form 10-Q.

Our focus remains on delivering strong, risk-adjusted performance for our clients to help meet their investment goals. Relative investment performance in the quarter improved across many time periods and asset classes.

U.S. equity performance continues to be a real bright spot, particularly for our growth-oriented strategies such as Franklin DynaTech, which delivered top-quartile performance against its Lipper peer group over all time periods shown above and has attracted strong inflows and growth.

Similarly, Franklin International Growth has performed extremely well, ranking in the top decile against its Lipper and Morningstar peer groups over most time periods while beating its benchmark.

Multi-asset/balanced funds produced the most notable improvement in relative performance, particularly for the important 3-year period due to Franklin Income's improving performance against its Lipper peer group. June quarter performance ranked in the top 5% relative to the funds' Morningstar category peers, where it is top quintile over the 3-, 5- and 10-year periods, and top 1% over the last 15 years. The Franklin Income fund's adviser class also regained a 4-star rating as of July 1, 2018.

We remain optimistic on the prospects for value-focused investment strategies as global valuation spreads are at their widest in at least 30 years.

1. AUM measured in the peer group rankings represents 80% of our total AUM as of June 30, 2018.
2. The peer group rankings are sourced from either Lipper, a Thomson Reuters Company, Morningstar, or eVestment in each fund's market and were based on an absolute ranking of returns as of July 20, 2018 and are subject to revision. ©2018 Morningstar, Inc. All rights reserved. The information herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2

Greg Johnson, Chairman and CEO
Q3 2018 Executive Commentary
Unaudited

Assets Under Management and Flows

Simple Monthly Average vs. End of Period

(in US$ billions, for the three months ended)


742 743 749 753 753 754 752 738 732 724
6/17 9/17 12/17 3/18 6/18
Average AUM
Ending AUM

Assets under management ended the quarter at $724 billion, as international equity markets pulled back, leading to a 3% decrease in average assets under management.

Long-Term Flows

(In US$ billions, for the three months ended)


29.8 27.5 28.1 28.6 25.8
(7.3) (5.9) (2.3) (10.0) (12.1)
(41.1) (37.4) (39.4) (41.7) (41.8)
6/17 9/17 12/17 3/18 6/18
Long-Term Sales
Long-Term Redemptions
Net Flows

Driven by a decline in retail sales and a few large institutional redemptions, long-term net outflows increased slightly to $12.1 billion this quarter.

Net Market Change, Distributions and Other

(In US$ billions, for the three months ended)


10.1 16.3 2.9 (6.3) (11.1)
6/17 9/17 12/17 3/18 6/18

Net market change, distributions and other detracted from assets under management by about $11 billion, more than offsetting the addition of $9.8 billion of acquired assets under management from the Edinburgh Partners transaction, that closed on May 1, 2018.

3

Greg Johnson, Chairman and CEO

Q3 2018 Executive Commentary
Unaudited

Long-Term Flows: Retail[1]

(In US$ billions, for the three months ended)

International


12.5
12.4
11.6
11.6
9.2
2.1
2.0
0.6
(0.9)
(1.2)
(11.3)
(11.2)
(11.8)
(13.4)
(10.8)
6/17
9/17
12/17
3/18
6/18
Long-Term Sales
Long-Term Redemptions
Net Flows

United States


11.6
9.6
8.9
10.3
8.9
(2.4)
(3.2)
(0.6)
(6.2)
(5.5)
(17.1)
(16.0)
(17.4)
(18.4)
(17.7)
6/17
9/17
12/17
3/18
6/18
Long-Term Sales
Long-Term Redemptions
Net Flows

We continue to work hard on the distribution front as our strategic relationship team achieved 28 recommended list placements across broker dealer distribution platforms so far in fiscal 2018, and we have implemented some new initiatives to remain competitive from a pricing perspective.

As part of our ongoing evaluation of existing products, some changes to "A" share distribution fees were approved in the quarter and are expected to be implemented this September. These changes include lower sales charges at multiple breakpoints across asset classes, lower breakpoints for fixed income products and standardized 12b-1 fees of 25 basis points.

Additionally, we entered into a strategic partnership last year to develop collective investment trusts ("CITs") to offer investors in the defined contribution investment only space a lower cost option for several key strategies. CITs are also an easier vehicle to customize particularly in the creation of multi-manager solutions. This means retirement plan investors can customize strategies specifically designed for their retirement plans at lower price points.

This partnership has created more operational efficiencies including, reduced expenses, improved time to market with new product launches and, most importantly, product development partnerships with many of our clients as well as broader distribution of our existing CITs.

We have started to generate notable interest here, particularly within our Templeton Foreign and Franklin Growth strategies, and CITs under the Dynatech and Small Cap Value strategies are currently under development.

1. Graphs do not include high net-worth client flows.

4

Greg Johnson, Chairman and CEO
Q3 2018 Executive Commentary
Unaudited

Long-Term Flows: Institutional[1]

(In US$ billions, for the three months ended)

International


2.4
3.2
4.6
3.4
4.9
(0.3)
(0.3)
(0.6)
(3.9)
(3.5)
(5.0)
(4.3)
(3.6)
(6.3)
(8.5)
6/17
9/17
12/17
3/18
6/18
Long-Term Sales
Long-Term Redemptions
Net Flows

United States


2.5
2.0
2.5
2.8
2.2
(3.1)
(3.9)
(2.1)
(2.2)
(2.1)
(5.6)
(5.9)
(4.8)
(5.0)
(4.5)
6/17
9/17
12/17
3/18
6/18
Long-Term Sales
Long-Term Redemptions
Net Flows

Our institutional business had some notable activity from a few accounts this quarter leading to $5.7 billion in net outflows across the channel. Internationally, sales were the highest in 10 quarters driven by a $1.4 billion win in the UK by the local asset management team. However, this was offset by a $2.9 billion redemption from a large Middle Eastern client.

1. Graphs do not include high net-worth client flows.

5

Greg Johnson, Chairman and CEO
Q3 2018 Executive Commentary
Unaudited

Flows by Investment Objective

Global/International Equity

(in US$ billions, for the three months ended)


6.5
5.4
5.9
6.6
6.0
(6.2)
(5.0)
(3.6)
(4.5)
(7.3)
(12.9)
(11.0)
(11.6)
(11.6)
(13.3)
6/17
9/17
12/17
3/18
6/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	12%	12%
Redemptions	23%	26%

Global/international equity outflows remained elevated this quarter, due in part to the institutional redemption mentioned earlier. Institutional outflows have contributed to global equity outflows in recent periods as these assets represent a sizable amount of our global equity business. While the retail environment remains challenged as well, improved performance over the quarter and year-to-date periods for the U.S. Mutual Global Discovery fund bodes well for the category.

Global/International Fixed Income

(in US$ billions, for the three months ended)


11.2
11.9
11.1
10.3
8.3
2.6
3.8
1.8
0.1
(1.9)
(9.5)
(9.0)
(10.2)
(11.0)
(11.0)
6/17
9/17
12/17
3/18
6/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	28%	20%
Redemptions	25%	27%

Global international fixed income sales fell in the quarter due to lower demand for the Global Macro strategies. However, sales and redemption trends improved in the cross-border Templeton Global Bond fund, and Templeton Emerging Markets bond remained in high demand, generating almost $700 million of inflows this quarter.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

6

Greg Johnson, Chairman and CEO
Q3 2018 Executive Commentary
Unaudited

U.S. Equity

(in US$ billions, for the three months ended)


3.6
3.1
3.6
4.1
4.4
1.5
(1.9)
(1.8)
(2.5)
(0.2)
(5.9)
(5.6)
(5.5)
(6.7)
(5.5)
6/17
9/17
12/17
3/18
6/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	13%	17%
Redemptions	22%	21%

U.S. Equity was a bright spot, with increased sales of $4.4 billion, its highest level in three years, and lower redemptions leading to net outflows of only $200 million. A number strategies, including some technology focused funds and growth strategies, continue to perform well, driving improved flows in the category.

Multi-Asset/Balanced

(In US$ billions, for the three months ended)


4.6
4.0
3.5
4.0
4.0
(0.6)
(1.1)
(0.5)
(1.1)
(0.2)
(6.8)
(6.2)
(5.8)
(6.3)
(5.7)
6/17
9/17
12/17
3/18
6/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	11%	12%
Redemptions	18%	17%

Similarly, multi-asset/balanced flows nearly broke even, due to lower redemptions in a convertible securities fund and our high net worth business. Additionally, K2 has enjoyed success this year with interest in their offshore products continuing to increase. The cross-border K2 Alternative Strategies fund generated almost $300 million in net flows this quarter, and total assets are closing in on $2.5 billion.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

7

Greg Johnson, Chairman and CEO
Q3 2018 Executive Commentary
Unaudited

Tax-Free Fixed Income

(In US$ billions, for the three months ended)


1.7
1.6
1.5
1.7
1.2
(0.7)
(0.1)
(1.4)
(1.1)
(1.3)
(2.9)
(2.2)
(3.2)
(3.1)
(2.9)
6/17
9/17
12/17
3/18
6/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	9%	7%
Redemptions	16%	17%

Tax-Free fixed income remained in outflows, as a majority of new flows industry wide have gone into shorter-duration products in recent months. The longer-duration nature of our funds caused them to underperform their peer groups, but several key funds had better relative performance this quarter, and a state specific fund was recently upgraded to 5 stars by Morningstar.

Taxable U.S. Fixed Income

(In US$ billions, for the three months ended)


2.2
1.5
2.5
1.9
1.9
(0.5)
(1.7)
(0.1)
(0.9)
(1.2)
(3.1)
(3.4)
(3.1)
(3.0)
(3.4)
6/17
9/17
12/17
3/18
6/18
Long-Term Sales
Long-Term Redemptions
Net Flows

% of Beg. AUM[1]	Prior 4 Quarters Avg	Current Quarter
Sales	16%	16%
Redemptions	25%	28%

Demand for our taxable U.S. fixed income products remained consistent over the prior quarter and we had a couple of institutional wins totaling over $600 million. On the retail side, a low duration fund and two floating rate funds generated the strongest inflows, but this was more than offset by outflows primarily from other floating rate strategies.

1. Sales and redemptions as a percentage of beginning assets under management are annualized.

8

Ken Lewis, CFO
Q3 2018 Executive Commentary
Unaudited

Financial Results (in US$ millions, except per share data, for the three months ended)

Operating and Net Income (Loss)[1]


564
558
581
556
503
411
425
(583)
443
402
6/17
9/17
12/17
3/18
6/18
Operating Income
Net Income (Loss)[1]

Diluted Earnings (Loss) Per Share


$0.73
$0.76
$(1.06)
$0.78
$0.75
6/17
9/17
12/17
3/18
6/18

Operating income for the quarter was $503 million, a decrease of 9% from the prior quarter, due principally to the decrease in assets under management and related revenue.

Net income was $402 million, also a 9% decrease from last quarter, and earnings per share was $0.75, a 4% decrease, as we benefited from increased share repurchases.

Operating Revenues and Expenses

(In US$ millions, for the three months ended)

	Jun-18	Mar-18	Jun-18 vs. Mar-18	Dec-17	Sep-17	Jun-17	Jun-18 vs. Jun-17
Investment management fees	$ 1,077.9	$ 1,117.1	(4%)	$ 1,113.6	$ 1,109.8	$ 1,097.0	(2%)
Sales and distribution fees	391.4	409.8	(4%)	417.8	421.8	433.3	(10%)
Shareholder servicing fees	53.9	61.3	(12%)	54.9	56.0	56.7	(5%)
Other	35.4	29.6	20%	29.2	29.3	26.9	32%
Total Operating Revenues	**$ 1,558.6**	**$ 1,617.8**	**(4%)**	**$ 1,615.5**	**$ 1,616.9**	**$ 1,613.9**	**(3%)**

Investment management fee revenue decreased 4% this quarter and was $1.1 billion due mostly to lower average assets under management and periodic revenue sources in the prior quarter that did not recur.

Sales and distribution revenue was $391 million this quarter. Lower commissionable sales in both the U.S. and internationally drove most of the decrease, as the impact of lower assets under management was partially offset by the impact of the longer quarter.

Shareholder servicing fees were down 12% this quarter due to lower transaction based fees that are seasonally highest in the March quarter.

Other revenue, net of the impact of consolidated investment products was $4 million.

1. Net income (loss) attributable to Franklin Resources, Inc.

9

Ken Lewis, CFO
Q3 2018 Executive Commentary
Unaudited

	Jun-18	Mar-18	Jun-18 vs. Mar-18	Dec-17	Sep-17	Jun-17	Jun-18 vs. Jun-17
Sales, distribution and marketing	$ 499.8	$ 521.5	(4%)	$ 528.7	$ 534.9	$ 541.2	(8%)
Compensation and benefits	357.5	355.5	1%	332.5	336.1	342.7	4%
Information systems and technology	62.5	58.1	8%	55.0	60.0	54.1	16%
Occupancy	30.5	34.1	(11%)	29.4	33.0	30.2	1%
General, administrative and other	105.2	92.9	13%	88.8	95.2	81.5	29%
Total Operating Expenses	**$1,055.5**	**$ 1,062.1**	**(1%)**	**$ 1,034.4**	**$ 1,059.2**	**$ 1,049.7**	**1%**

Sales, distribution and marketing expense, which was $500 million, decreased this quarter, due to a decline in asset-based expenses and lower commissionable sales, and was in line with revenue.

Compensation and benefits expense increased this quarter to $358 million. Higher variable compensation, driven by an increase in long-term incentives tied to investment performance, more than offset the impact of lower severance expense and payroll taxes.

Information systems and technology expense was $63 million this quarter and occupancy expense was $31 million.

General administrative and other expense was $105 million. The variance this quarter was mostly attributable to the higher expenses related to prior acquisitions that run through this line item as well as a number of miscellaneous items.

Looking forward, we expect this expense to remain elevated in the 4th quarter, due to some non-recurring items, which should drive total expenses, excluding sales distribution and marketing expense, closer to the high end of the range previously provided.

Operating Margin (%) vs. Average AUM

(in US$ billions, for the fiscal year ended)


34.8%
28.7%
33.5%
37.3%
35.4%
36.6%
37.9%
38.1%
35.7%
35.4%
34.2%
605
442
571
694
706
808
888
870
749
737
745
Average AUM 2.1% CAGR
09/08
09/09
09/10
09/11
09/12
09/13
09/14
09/15
09/16
09/17
FYTD 06/18
Fiscal Year Operating Income (in US$ millions)
2,099
1,203
1,959
2,660
2,515
2,921
3,221
3,028
2,366
2,264
1,640
Operating Income[1]: 0.4% CAGR
Operating Margin
Average AUM

Fiscal year-to-date operating income for the quarter was $1.6 billion, leading to an operating margin of 34.2% for the period.

1. Fiscal year-to-date operating income is annualized for CAGR calculation. CAGR is the compound average annual growth rate over the trailing 10-year period.

10

Ken Lewis, CFO
Q3 2018 Executive Commentary
Unaudited

Other Income and Taxes

Other Income

(In US$ millions, for the three months ended June 30, 2018)


32.0
(4.1)
0.2
(2.4)
(22.1)
10.4
(69.9)
(55.9)
61.4
5.5
Interest and dividend income
Equity method investments
Available-for-sale investments
Trading investments
Interest expense
Foreign exchange and other
Consolidated Investment Products (CIPs)
Total other income
Noncontrolling interests[1]
Other income, net of noncontrolling interests

Other income, net of noncontrolling interests was $5.5 million this quarter. As always, there were several moving parts that we've illustrated above. The biggest factors this quarter were strong interest and dividend income of $32 million, and elevated interest expense of $22 million driven by the extinguishment of $350 million of debt due in 2020. This expense, net of the benefit of lower interest expense was $10.7 million.

There were some discrete items impacting the tax rate this quarter, which came in at 20.5%, the most significant being a reduction in the estimated transition tax of almost $10 million. We now anticipate a fiscal year rate in the range of 23%-24%, excluding the one-time impacts from the Tax Act.

1. Reflects the portion of noncontrolling interests, attributable to third-party investors, related to CIPs included in Other income.

11

Ken Lewis, CFO
Q3 2018 Executive Commentary
Unaudited

Capital Management

Change in Ending Shares Outstanding


20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
6/13 12/13 6/14 12/14 6/15 12/15 6/16 12/16 6/17 12/17 6/18
BEN
U.S. Asset Managers Average (ex-BEN)1
U.S. Asset Managers (ex-BEN)1: 2.1% Compound Annual Dilution
BEN: 3.6% Compound Annual Accretion

Share Repurchases (US$ millions) vs. Average BEN Price


$60
$50
$40
$30
$20
$10
$0
105 265 137 179 129 178 151 190 218 500 404 337 327 256 262 167 175 168 200 433 446
6/13 12/13 6/14 12/14 6/15 12/15 6/16 12/16 6/17 12/17 6/18
Share Repurchase Amount
BEN Average Price for the Period
Special Cash Dividend Declared
Special Cash Dividends per Share Declared:
Feb-18: $3.00
Dec-14: $0.50

We continued to demonstrate strong capital management discipline in the quarter, repurchasing over 13 million shares and decreasing shares outstanding by more than 2% on a net basis. Cumulatively, our share repurchase activity has yielded compound annual accretion of 3.6% over the trailing five-year period.

1. U.S. asset managers include AB, AMG, APAM, APO, ARES, BLK, BSIG, BX, CG, CNS, EV, FII, GBL, HLNE, IVZ, KKR, LM, MN, OAK, OZM, PZN, TROW, VCTR, VRTS, WDR and WETF. Source: Thomson Reuters and company reports.

12

Q3 2018 Executive Commentary Ken Lewis, CFO Unaudited Trailing 12 Months Share Repurchases and Dividends1 (US$ millions and percentage of net income) 3,364 3,085 NM NM 1,300 1,220 1,173 NM NM 49% 45% NM 25% 26% NM NM 6/17 9/17 12/17 3/18 6/18  Dividends  Share Repurchases Combined with the $3.00 per share special dividend that was paid during the quarter and our regular quarterly dividend, we returned nearly $3.4 billion to investors over the past twelve months, with about three quarters of that occurring over the past two quarters. As of June 30, cash and investments, net of debt and the tax liability for repatriation, was $7.3 billion, a 22% decrease from $9.4 billion at December 31. 1. The chart above illustrates the amount of share repurchases and dividends over the trailing 12 months, for the period ended. Dividend payout is calculated as dividend amount declared divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period. Repurchase payout is calculated as stock repurchase amount divided by net income attributable to Franklin Resources, Inc. for the trailing 12-month period. Note: The payout ratio for the 12/17, 3/18 and 6/18 period is not meaningful due to the 12/17 reported loss that was attributable to tax reform. 13

Ken Lewis, CFO
Q3 2018 Executive Commentary
Unaudited

Appendix

Mix of Ending Assets Under Management

(as of June 30, 2018)


1%
43%
4%
67%
13%
37%
14%
19%

Investment Objective (US$ billions)		Jun-18
Equity	$	310.6
Multi Asset/Balanced		137.7
Fixed Income		266.7
Cash Management		9.1
Total	**$**	**724.1**

Sales Region (US$ billions)		Jun-18
United States	$	482.3
Europe, Middle East and Africa		101.4
Asia-Pacific		93.4
Canada		30.6
Latin America		16.4
Total	**$**	**724.1**

Sales and Distribution Summary

(in US$ millions, for the three months ended)

		Jun-18		Mar-18		Change	% Change
Asset-based fees	$	324.0	$	331.5		(7.5)	(2%)
Asset-based expenses		(420.4)		(431.2)		10.8	(3%)
Asset-based fees, net	**$**	**(96.4)**	**$**	**(99.7)**	**$**	**3.3**	**(3%)**
Sales-based fees		63.3		73.5		(10.2)	(14%)
Contingent sales charges		4.1		4.8		(0.7)	(15%)
Sales-based expenses		(59.4)		(68.9)		9.5	(14%)
Sales-based fees, net	**$**	**8.0**	**$**	**9.4**	**$**	**(1.4)**	**(15%)**
Amortization of deferred sales commissions		(20.0)		(21.4)		1.4	(7%)
Sales and Distribution Fees, Net	**$**	**(108.4)**	**$**	**(111.7)**	**$**	**3.3**	**(3%)**

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Q3 2018 Executive Commentary Ken Lewis, CFO Unaudited Appendix (continued) CIPs Related Adjustments (in US$ millions, for the three and nine months ended) FY Jun-18 Jun-18 Operating Revenues $ 22.8 $ 55.3 Operating Expenses 4.9 15.7 Operating Income $ 17.9 $ 39.6 This table summarizes the Investment Income (2.1) (23.5) impact of CIPs on the Interest Expense (0.5) (1.8) Company’s reported U.S. CIPs (69.9) (15.3) GAAP financial results. Other Income $ (72.5) $ (40.6) Net Income $ (54.6) $ (1.0) Less: net income attributable to noncontrolling (47.1) 2.4 interests Net Income Attributable to Franklin $ (7.5) $ (3.4) Resources, Inc. 15

Forward-Looking Statements Statements in this commentary regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this commentary, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate” or other similar words are forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. While forward-looking statements are our best prediction at the time that they are made, you should not rely on them and are cautioned against doing so. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. They are neither statements of historical fact nor guarantees or assurances of future performance. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2017 and Franklin’s subsequent Quarterly Reports on Form 10-Q: • Volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results. • The amount and mix of our assets under management (“AUM”) are subject to significant fluctuations. • We are subject to extensive, complex, overlapping and frequently changing rules, regulations, policies, and legal interpretations. • Global regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our financial condition and results of operations. • Failure to comply with the laws, rules or regulations in any of the jurisdictions in which we operate could result in substantial harm to our reputation and results of operations. • Changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity. • Any significant limitation, failure or security breach of our information and cyber security infrastructure, software applications, technology or other systems that are critical to our operations could disrupt our business and harm our operations and reputation. • Our business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services, or the termination of investment management agreements representing a significant portion of our AUM, could have an adverse effect on our revenues and income. • We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries. • We depend on key personnel and our financial performance could be negatively affected by the loss of their services. • Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and income. • Changes in the third-party distribution and sales channels on which we depend could reduce our income and hinder our growth. • Our increasing focus on international markets as a source of investments and sales of our products subjects us to increased exchange rate and market-specific political, economic or other risks that may adversely impact our revenues and income generated overseas. • Harm to our reputation or poor investment performance of our products could reduce the level of our AUM or affect our sales, and negatively impact our revenues and income. • Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation. • Our ability to successfully manage and grow our business can be impeded by systems and other technological limitations. • Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm, or legal liability. 16

Forward-Looking Statements (continued) • Regulatory and governmental examinations and/or investigations, litigation and the legal risks associated with our business, could adversely impact our AUM, increase costs and negatively impact our profitability and/or our future financial results. • Our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived creditworthiness. • We are dependent on the earnings of our subsidiaries. Any forward-looking statement made by us in this commentary speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The information in this commentary is provided solely in connection with this commentary, and is not directed toward existing or potential investment advisory clients or fund shareholders. Investor Relations Contacts Brian Sevilla  +1 (650) 312‐3326 17